              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 15, 2004

                     NAVISTAR FINANCIAL 2002-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-03                            36-6039332
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On June 15, 2004, Registrant made available the
          Monthly Servicer Certificates for the Period of May 2004
          for the NAVISTAR FINANCIAL 2002-B OWNER TRUST,  which  are attached as Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                    NAVISTAR FINANCIAL 2002-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  June 24, 2004                         By:/s/ PAUL E. MARTIN
-----------------------                             --------------------------
                                                    Paul E. Martin
                                                    Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2002-B Owner Trust
               Monthly Servicer Certificate #19, dated June 15, 2004

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                                    Exhibit 20

                   Navistar Financial 2002 - B Owner Trust
                          For the Month of May 2004
                     Distribution Date of June 15, 2004
                          Servicer Certificate  #19

Original Pool Amount                                           $476,822,132.57
Subsequent Receivables (transferred 11/19/02)                  $141,557,526.95
Subsequent Receivables (transferred 12/18/02)                  $111,641,313.30
Subsequent Receivables (transferred 01/30/03)                   $94,264,588.13
Subsequent Receivables (transferred 02/18/03)                   $25,713,811.37
Beginning Pool Balance                                         $389,737,384.47
Beginning Pool Factor                                                0.4585149

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)         $18,528,424.68
     Interest Collected                                          $2,449,890.49
     Mandatory Prepayments                                               $0.00
Additional Deposits:

     Repurchase Amounts                                                  $0.00

     Liquidation Proceeds / Recoveries                             $544,756.32
Total Additional Deposits                                          $544,756.32

Repos / Chargeoffs                                                 $487,698.46
Aggregate Number of Notes Charged Off                                      204

Total Available Funds                                           $21,523,071.49

Ending Pool Balance                                            $370,721,261.33
Ending Pool Factor                                                   0.4361430

Servicing Fee                                                      $324,781.15

Repayment of Servicer Advances                                           $0.00
-------------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                        $21,437,939.09
     Trans Base                                                          $0.00
     Trans Low/0%                                                        $0.00
     Invest. Income                                                 $16,739.01
     Excess Serv.                                                $1,107,146.43
     Transfer (to)                                                       $0.00
                                                              -----------------
     Collections Acct
     Beginning Balance                                          $22,561,824.53
-------------------------------------------------------------------------------
Reserve Account:
     Beginning Balance  (see Memo Item)                         $22,561,824.53
     Target Percentage                                                   5.50%
     Target Balance                                             $20,389,669.37
     Specified Yield Supplement Amount                                   $0.00
     Specified Yield Supplement Amount                               $2,148.03
     Specified Reserve Account Balance                          $20,391,817.40
     Minimum Balance                                            $16,999,987.45
     (Release) / Deposit                                        ($2,170,007.13)
     Ending Balance                                             $20,391,817.40
-------------------------------------------------------------------------------
Current Weighted Average APR:                                           7.582%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                        33.85
-------------------------------------------------------------------------------
Delinquencies                                                          Dollars     Notes
                                                              -----------------  --------
     Installments:                                1 - 30 days     2,811,543.54     2,789
                                                  31 - 60 days      451,972.66       515
                                                  60+  days         319,766.27       118

     Total:                                                       3,583,282.47     2,811

     Balances:                                    60+  days       2,603,963.44       118

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Navistar Financial 2002 - B Owner Trust
For the Month of May 2004

                                                                              NOTES
                           TOTAL        CLASS A - 1     CLASS A - 2   CLASS A - 3a(3)  CLASS A - 3b    CLASS A - 4    CLASS B NOTES
Original Pool Amt     $850,000,000.00 $162,000,000.00 $230,000,000.00 $215,000,000.00 $25,000,000.00 $184,000,000.00 $34,000,000.00
Distributions:
    Distribution Percentage (1)                  0.00%           0.00%          86.00%         10.00%           0.00%          4.00%
    Coupon                                     1.6200%         1.9200%        1.35000%        2.6400%         3.5200%        5.2700%

Beginning Pool Bal    $389,737,384.47
Ending Pool Bal       $370,721,261.33

Collected Principal    $18,528,424.68
Collected Interest      $2,449,890.49
Charge - Offs             $487,698.46
Liquidation Proceeds
  /Recoveries             $544,756.32
Swap Payments to/
  (from)Trust            ($217,342.31)
Servicing &
  Administration Fee      $324,781.15
Investment Earnings from
    Pre-Funding Acct            $0.00
Negative Carry Amt              $0.00
Cash Transfer from
   Pre-Funding Acct.            $0.00
Cash Transfer from
   Reserve Acct                 $0.00
Ttl Collections Avail for
   Debt Service        $20,980,948.03

Beginning Balance     $389,737,384.48           $0.00           $0.00 $164,535,817.32 $19,132,071.78 $184,000,000.00 $22,069,495.38

Interest Due (2)          $857,678.46           $0.00           $0.00     $178,932.70     $42,090.56     $539,733.33     $96,921.87
Interest Paid             $857,678.46           $0.00           $0.00     $178,932.70     $42,090.56     $539,733.33     $96,921.87
Principal Due          $19,016,123.14           $0.00           $0.00  $16,353,865.90  $1,901,612.31           $0.00    $760,644.93
Mandatory Prepayments
   Class A-1 only               $0.00           $0.00
Principal Paid         $19,016,123.14           $0.00           $0.00  $16,353,865.90  $1,901,612.31           $0.00    $760,644.93

Ending Balance        $370,721,261.34           $0.00           $0.00 $148,181,951.42 $17,230,459.47 $184,000,000.00 $21,308,850.45
Note/Certificate
   Pool Fact                                   0.0000          0.0000          0.6892         0.6892          1.0000         0.6267

Total Distributions    $19,873,801.60           $0.00           $0.00  $16,532,798.60  $1,943,702.87     $539,733.33    $857,566.80

Interest Shortfall              $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
Principal Shortfall             $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
    Total Shortfall             $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00

Excess Servicing
    (see Memo Item-
       Reserve Acct     $1,107,146.43

   Beginning Reserve
      Acct Balance     $22,561,824.53
   (Release)/Draw      ($2,170,007.13)
   Ending Reserve
       Acct Balance    $20,391,817.40

(1) Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
(2) Class A-1  and Class A-3a  Interest based on Actual Number of Days. Interest  for first settlement based off 27 days, from
11/19/02-12/15/02 for Class A-3a and Class A-1. Class A-3 Interest based on One Month Libor +25 bp.  Class A-2, A-3b,A-4 and Class B
Interest calculated on 30 days.
(3) LIBOR was reset on 6/11/04 at 1.23875%.  The Interest Rate on the Class A-3a Floating Rate Notes for the 7/15/04 Distribution
Date is 1.48875%.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
---------------------------------------------------------------
Memo Item - Advances:
   Servicer Advances - Current Reporting Period    $685,980.33
   Total Outstanding Servicer Advances           $5,521,657.63
---------------------------------------------------------------

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Navistar Financial 2002 - B Owner Trust
For the Month of May 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                       5                     4             3                2              1                0
                                      Dec-03              Jan-04         Feb-04           Mar-04         Apr-04          May-04

Remaining Gross Balance           $553,721,461.49    $520,824,113.89 $500,766,330.51 $477,200,338.26 $452,781,072.30 $434,527,266.23

A) Loss Trigger:
Principal of Contracts Charged Off    $264,244.81        $957,081.86     $321,113.31   $1,113,984.03     $631,527.41     $487,698.46
Recoveries                            $461,814.54        $344,910.68     $509,672.24     $594,139.83     $665,810.54     $544,756.32

Total Charged Off (Months 5,4,3)    $1,542,439.98
Total Recoveries (Months 3,2,1)     $1,769,622.61
                                  ---------------
Net Loss/(Recoveries) for 3 Mos      ($227,182.63)(a)

Total Balance (Months 5,4,3)    $1,575,311,905.89 (b)

Loss Ratio Annualized [(a/b)*(12)]        -0.1731%

Trigger: Is Ratio > 1.5%                       No

                                                                                     Mar-04           Apr-04           May-04
B) Delinquency Trigger:
     Balance delinquency 60+ days                                                 $2,490,992.93    $2,168,593.35    $2,603,963.44
     As % of Remaining Gross Balance                                                    0.52200%         0.47895%         0.59926%
     Three Month Average                                                                0.53860%         0.54079%         0.53340%

Trigger: Is Average > 2.0%                      No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance         2.3990%
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                      No

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